================================================================================
                                    LEXINGTON
================================================================================

================================================================================
                                    LEXINGTON
                                     CROSBY
                                    SMALL CAP
                                   ASIA GROWTH
                                   FUND, INC.
--------------------------------------------------------------------------------
                             Seeks long-term capital
                         appreciation through investment
                       in companies domiciled in the Asia
                       Region with a market capitalization
                            of less than $1 billion.
--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
      Lexington Crosby Small Cap Asia Growth Fund appreciated by 15.89%* for the six month period ended June 30, 1997 as compared to the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan Index over the same period which increased by 3.14%. The average Asia fund, as reported by Lipper Analytical Services, Inc., increased by 6.02% for the same period.

      The performance of the regional bourses was mixed during the quarter. Hong Kong rose 21.2% despite a brief correction in June on the back of fears of excessive mainland Chinese control over asset injections into red chip companies. Hong Kong `H' shares rose 5.2% and Shanghai `B' shares increased 10.8%. In contrast, the Shenzhen `B' stock market fell 10.8%, as the Chinese government moved to dampen speculation in the bourse. Taiwan gained 12.8% on a stronger economy and a recovery in the electronics industry, and Korea recovered 10.0% on improved liquidity. Indonesia was also 9.4% higher.

      Elsewhere, Malaysia fell 10.5% and Singapore lost 4.1%. However, some small and medium capitalization shares in Singapore substantially outperformed the major blue chip listed companies, underpinned by their positive earnings momentum. Shares in Thailand lost a further 25.3%, while the Philippines shed 12.8%, as investors became concerned that a Thai-style financial crisis and devaluation would take place in the country.

      During the quarter, the Fund's weightings in Hong Kong, China, and Singapore were increased. Investments in Indonesia, Malaysia and the Philippines were trimmed, while positions in Korea and Thailand were sold.

ECONOMIC OUTLOOK AND STRATEGY
      In the absence of inflationary pressures at either the production or the retail level, and with consumer spending having eased over the past few months, the Federal Reserve Board decided in June to maintain the federal funds rate at 5.5%. While there is a possibility of an interest rate increase later this year, as manufacturing activity, industrial production and capacity utilization remain at high levels, and there is a likelihood that consumer spending will rebound in the third quarter, we maintain our view that the upward adjustment in rates is likely to be mild, since the USgovernment remains cautious of moves which will significantly interrupt or reverse the economy's steady pace of growth. This, coupled with the healthy flow of funds, should continue to provide a favorable environment for equity investment.

      Overseas investors have been worried that Asia's economic miracle is at risk of significantly decelerating in view of the problems experienced by certain economies in the region. In addition, the financial and property crisis in Thailand has caused fears regarding the dominance of property in Asia. These factors, together with the sluggish export performance, has meant that many investors have increased their exposure to other global emerging stock markets.

      We remain optimistic on Asia's long term economic growth prospects. While growth in some Asian economies are facing a cyclical deceleration, others, such as China, Hong Kong, Indonesia, Taiwan and India, are expected to experience accelerating GDPgrowth over the next two years. The Asian region's growth continues to be underpinned by solid dynamics, including economic liberalization which targets pro-growth policies, economic liberty, that is low taxation, no welfare state burden and minimal bureaucracy, savings rates which average at least 30% and favorable demographics, as evident in the region's young-to-old ratio of 6:1. In addition, foreign direct investment inflows have remained strong. Asia is also now less dependent on the developed countries, with intra-regional trade rising significantly from 25% in 1985 to more than 50%.

      Property currently accounts for a significant proportion of Asia's economic growth, corporate earnings and net wealth. Demand for housing, which is a basic consumer product in a region which has developed rapidly, has been fueled by Asia's economic and population growth, changing cultural attitudes, a firmly entrenched property owning psychology and demand-supply imbalances. While these factors are expected to continue supporting demand, we expect property to be less dominant in the future as this sector matures and pent-up demand is fulfilled.

      The continuing liberalization of the Asian economies inevitably brings new challenges, which are forcing the region's corporates to re-examine their long term business strategies to cater more effectively towards changing consumption patterns and demands. In addition, improving education systems and a greater emphasis on innovation are undoubtedly expected to enhance corporate profitability and result in a broader selection of stocks available for investment in the longer term. This process is already underway, and we believe that our disciplined, research-based, active growth with value stock picking approach, which focuses on key investment criteria, will provide us with the necessary tool to identify those companies which are sufficiently dynamic to survive within an increasingly competitive business environment.

      While many investors are worried about Asia's current sluggish export performance, we prefer to focus upon the opportunities which are being created within Asia as the result of its rapid long term growth. This is evident in Asia's increasing intra-regional trade. While China and the other less developed countries within Asia are expected to provide the main engine to the region's growth into the 21st century, the more advanced countries are likely to continue providing valuable skills, technical assistance and investment, hence resulting in greater regional economic and corporate co-operation. The significant population within Asia should ensure strong growth in consumer demand and a plentiful labor supply without creating undue upward cost pressures.

      We continue to favor investment in Hong Kong, China and Singapore. Hong Kong is benefitting from the removal of handover uncertainty and the inflow of liquidity, especially from China. Corporate earnings growth momentum should accelerate, on the back of a stronger global economy and improved business opportunities within China, as Hong Kong corporations begin reaping the benefits of cultivating closer ties, over the past few years, with the Chinese authorities. Investing in China continues to be attractive in view of its accelerating economic and corporate earnings growth, falling interest rates and an improving quality of financial information.

      The  Fund's  significant   overweight   position  will  be  maintained  in
Singapore, where the outlook for companies which have established earnings bases in the Asian region remains positive.

      Meanwhile, significant underweight positions will be retained in Malaysia and the Philippines, where there is currently a lack of attractive investment opportunities. In addition, the macro-economic outlook for Malaysia is uncertain in view of overheating concerns.

      The Fund's exposure to Indonesia is expected to increase over the next quarter. With an expected annual depreciation of around 5% for the Indonesian Rupiah and Bank Indonesia's recent decision to widen its currency intervention band to 12%, we do not believe that the currency requires significant depreciation from current levels. The country is expected to enjoy accelerating GDPgrowth and lower interest rates over the next twelve to eighteen months.

      A recovery in the Taiwan economy is expected in 1997, without creating excessive inflationary pressures. Liquidity is being relaxed further, with the series of four successive reserve requirement cuts by the Central Bank. There has been some improvement in the level of practical co-operation across the Taiwan Straits, such as the agreement on direct shipping links with China.

      The Korean stock market has recovered from its lows. However, we believe that the country is still plagued by various structural economic problems. Domestic demand is likely to weaken further and exports have yet to show any real signs of recovery. Micro-economic risks exist, especially in the financial sector. On the positive side, bond yields are softening and inflation is receding, which will allow for greater monetary flexibility.

      Attractive PERValuations in India, lower interest rates and improved settlement procedures have resulted in the Indian stock market rising 16.4% in the second quarter of 1997 and 26.6% so far this year. GDPgrowth is forecast to accelerate this year and next, at 6.0% and 7.1%, respectively, and the Rupee is expected to undergo annual depreciation of around 4% to 5%.

HONG KONG

      At the stroke of midnight on June 30, Hong Kong embarked on a new era of "One country, Two systems". In the swearing-in ceremonies for the Chief Executive, senior officials, the Judiciary and the provisional legislature, President Jiang Zemin reiterated China's commitment to the Joint Declaration and the Basic Law. He emphasized that the central government "will not and should not be allowed to intervene in matters which ought to be handled by the Hong Kong Special Administrative Region ... as called for by the Basic Law." His comments were further stressed in Chief Executive Tung Chee-hwa's inaugural speech.

      While the success of the "One country, Two systems" formula has yet to be seen, Hong Kong has already enjoyed strong liquidity inflows form China. Sources have estimated that mainland capital flows to Hong Kong will reach US$75bn in 1997, compared to US$60bn in 1996 and US$57bn in 1995. Investor confidence should also continue improving after the handover. The People's Bank of China has pledged to support Hong Kong, backed by its US$115 billion in foreign exchange reserves.

      We will focus on companies which have close working relationships with, or have equity investments by, Chinese parties. We believe that the investor interest in red chips reflects both the strength in the Chinese economy and a predilection in China for holding Hong Kong assets at a time when Hong Kong affairs are becoming more prominent in the country. We expect this to continue and the Fund's investments will be concentrated in those companies which have sound fundamentals and which meet our stringent investment criteria.

      The recent imposition of guidelines by both the Hong Kong and Chinese regulatory authorities regarding the restructuring and listing of red chips, as well as asset injections into these companies, has both formalized the procedures for future corporate maneuvers and enhanced the transparency of these companies. This action has illustrated the commitment of the authorities towards ensuring the development of a healthy and sustainable stock market. The current price consolidation amongst the red chips offers opportunities to pick up well-managed China-affiliated companies at reasonable prices. We continue to believe that the red chips with strong backing from their parents and balanced business portfolios will provide attractive returns in the long term.

CHINA

      Recently announced economic data suggest the need for further monetary easing in China. In May, the retail price index slowed to 0.8% year-on-year, averaging 2.0% in the first five months of 1997, down from 6.1% in 1996, 14.7% in 1995 and 21.7% in 1994. Import growth has remained subdued and industrial production has been far behind expectations. Credit growth has also been slow and banks have been both unwilling and unable to meet the demand of the productive sectors for funds. We believe that reductions in interest rates and reserve requirements are imminent. This outlook of easing monetary conditions and an improving economy render investment in China attractive and we will focus on the Chinese companies which have sound fundamentals and good management, particularly in the consumer and machinery sectors.

SINGAPORE

      Investors have remained disappointed with Singapore as the result of a lack of a strong recovery in the country's non-oil domestic exports ("NODE"), particularly the electronics industry. This is attributable to the demand-supply conditions within the global industry and is further compounded by increasing competition from lower cost manufacturing countries. Singapore should be able to continue exploiting its comparative advantage in the high-technology exports sector, which registered a 5.6% growth in 1996, more than twice the growth in NODE. The country's high-technology exports, however, already account for 65% of NODE, implying that Singapore's domestic economy, especially its services sector, has to be developed further to enable it to reduce its vulnerability to economic growth and demand in the industrialized countries.

      While domestic consumption remains weak and Singapore will undoubtedly continue developing its financial and business sectors in the long term as a sub-regional hub within Asia, we remain positive on the long term prospects of selected well-managed companies which have successfully diversified their earnings bases throughout the Asian region.

      We will continue to focus of these "growth" companies which provide superior but sustainable long term earnings growth prospects. We have also positioned the Fund to take advantage of the growth in the demand for electronics products through companies involved in the support industries within the electronics sector.


Sincerely,

/s/ Nigel Webber            /s/ Christina Lam            /s/ Robert M. DeMichele
----------------            -----------------            -----------------------
Nigel Webber                Christina Lam                Robert M. DeMichele
Portfolio Manager           Portfolio Manager            President
August, 1997                August, 1997                 August, 1997

*26.24% and 19.30% are the one year and since commencement (7/3/95) average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

  NUMBER OF                                                              VALUE
   SHARES                SECURITY                                      (NOTE 1)
--------------------------------------------------------------------------------
                 COMMON STOCK: 88.0%
                 CHINA: 10.9%
   320,000       Hainan Airlines1 .............................       $  174,720
   900,000       Inner Mongolia Erdos Cashmere Products
                   Company, Ltd. ..............................          756,000
 3,900,000       Nanjing Panda Electronics Company, Ltd. ......          815,512
   850,000       Shandong Chenming Paper1 .....................          830,549
 1,799,680       Shanghai Diesel Engine Company, Ltd.1 ........          611,891
   579,960       Shenzhen Fangda Company1 .....................          842,173
 1,700,000       Tientsin Marine Shipping
                   Company, Ltd.1 .............................          972,400
                                                                     -----------
                                                                       5,003,245
                                                                     -----------
                 HONG KONG: 42.8%
 1,456,000       Beijing Datang Power Generation
                  Company, Ltd.1 ..............................          671,874
 1,300,000       BZW China Steel Warrants1 ....................          396,500
    93,000       Cheung Kong (Holdings), Ltd. .................          918,322
   428,000       China Everbright--IHD
                   Holdings, Ltd.1 ............................        1,278,926
   368,000       China Resources Enterprise ...................        1,805,020
 1,950,000       Citybus Group, Ltd.1 .........................          987,927
   216,000       Dah Sing Financial Group1 ....................        1,196,084
 2,724,000       Dongfang Electrical Machinery
                   Company, Ltd. ..............................          879,018
 4,000,000       Elegance International
                   Holdings, Ltd.1 ............................          640,225
 1,824,000       Founder Hong Kong, Ltd. ......................        1,236,047
   800,000       Guangdong Investments ........................        1,203,003
   800,000       Guangdong Kelon Electrical
                   Holdings Company, Ltd. .....................          764,139
   630,000       Guangnan Holdings, Ltd. ......................          983,958
    75,000       Hang Seng Bank, Ltd.1 ........................        1,069,730
    95,000       Henderson Land Development
                   Company, Ltd. ..............................          843,038
   720,000       Lai Sun Development Company, Ltd. ............          808,542
 1,820,000       Midland Realty Holdings, Ltd. ................          933,812
   153,000       New World Development
                   Company, Ltd. ..............................          912,398
   518,000       Peregrine Investment
                   Holdings, Ltd.1 ............................        1,066,452
   162,000       Shanghai Industrial Holdings, Ltd. ...........        1,007,889
                                                                     -----------
                                                                      19,602,904
                                                                     -----------
                 INDONESIA: 4.7%
 1,686,000       PT Bank Danamon Indonesia ....................          884,084
   784,000       Pt Putra Surya Multidana1 ....................        1,249,434
                                                                     -----------
                                                                       2,133,518
                                                                     -----------
                 MALAYSIA: 8.6%
   455,000       Cold Storage (Malaysia) Bhd ..................          666,996
   198,000       Eastern Oxygen Bhd1 ..........................        1,074,721
    71,000       Hock Seng Lee Bhd ............................          991,579
   460,000       Malaysia International Shipping Bhd ..........        1,193,738
                                                                     -----------
                                                                       3,927,034
                                                                     -----------
                 PHILIPPINES: 1.9%
 3,354,000       Asian Terminals, Inc.1 .......................          610,373
 8,567,200       Mabuhay Vinyl Corporation1 ...................          230,615
                                                                     -----------
                                                                         840,988
                                                                     -----------
                 SINGAPORE: 19.1%
   650,000       Advanced Systems Automation, Ltd.1 ...........        1,227,401
 1,750,000       Datapulse Technology, Ltd.1 ..................          862,853
   780,000       Delifrance Asia, Ltd.1 .......................          872,819
    87,000       Development Bank of Singapore, Ltd. ..........        1,095,220
   898,000       Informatics Holdings, Ltd.1 ..................          536,972
   578,000       Lindeteves-Jacoberg, Ltd.1 ...................          901,451
   592,000       Osprey Maritime, Ltd. ........................          774,235
   592,000       Osprey Maritime, Ltd. (Rights)1 ..............          774,235
   582,000       ST Capital, Ltd. .............................          691,961
   304,800       Want Want Holdings1 ..........................        1,011,936
                                                                     -----------
                                                                       8,749,083
                                                                     -----------

                 TOTAL INVESTMENTS: 88.0%
                   (cost $34,118,762+) (Note 1) ...............       40,256,772

                 Other assets in excess of
                   liabilities: 12.0% .........................        5,508,822
                                                                     -----------
                 TOTAL NET ASSETS: 100.0%
                 (equivalent to $14.18 per share on
                   3,226,909 shares outstanding) ..............      $45,765,594
                                                                     ===========
1 Non-income producing security.
+Aggregate cost for Federal income tax purposes is identical.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

At June 30, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ..........................................................          6.7%
CapitalEquipment .................................................         11.9
Construction & Housing ...........................................          2.2
Consumer Durable .................................................          3.3
Consumer Nondurable ..............................................          9.2
Electrical & Electronics .........................................          3.7
Energy Sources ...................................................          2.3
Financial Services ...............................................         11.8
Materials ........................................................          3.6
Merchandising ....................................................          2.8
Multi-industry ...................................................          0.5
Real Estate ......................................................         13.6
Services .........................................................          4.7
Trade ............................................................          2.1
Transportation ...................................................          8.1
Utilities ........................................................          1.5
Other Assets .....................................................         12.0
                                                                          -----
    Total Net Assets .............................................        100.0%
                                                                          =====
                                   ----------
LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments at value (cost $34,118,762) (Note 1) .................. $40,256,772
Cash ..............................................................   5,983,541
Receivable for investment securities sold .........................      26,184
Receivable for shares sold ........................................     574,862
Dividends and interest receivable .................................     108,570
Deferred organization expenses, net (Note 1) ......................      40,785
                                                                    -----------
           Total Assets ...........................................  46,990,714
                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ..................      82,673
Payable for investment securities purchased .......................   1,010,366
Payable for shares redeemed .......................................      78,720
Accrued expenses ..................................................      53,361
                                                                    -----------
           Total Liabilities ......................................   1,225,120
                                                                    -----------
NET ASSETS (equivalent to $14.18 per share
  on 3,226,909 shares outstanding) (Note 4) ....................... $45,765,594
                                                                    ===========
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ....................................... $     3,227
Additional paid-in capital (Note 1) ...............................  37,532,527
Undistributed net investment income (Note 1) ......................      53,112
Accumulated net realized gain on investments
 and foreign currency holdings (Note 1) ...........................   2,036,840
Unrealized appreciation of investments and
 foreign currency holdings ........................................   6,139,888
                                                                    -----------
           Total Net Assets ....................................... $45,765,594
                                                                    ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
Dividends ..................................  $  403,729
Interest ...................................      64,724
                                              ----------
                                                 468,453
Less: foreign tax expense ..................      25,079
                                              ----------
       Total investment income .............                     $  443,374

EXPENSES
   Investment advisory fee (Note 2) ........     202,087
   Transfer agent and shareholder
     servicing expense (Note 2) ............      43,127
   Custodian expenses ......................      42,292
   Printing and mailing expenses ...........      24,637
   Registration fees .......................      19,632
   Accounting expenses (Note 2) ............      10,008
   Amortization of organization costs
     (Note 1) ..............................       7,661
   Directors' fees and expenses ............       7,488
   Professional fees .......................       6,869
   Computer processing fees ................       3,570
   Other expenses ..........................         586
                                              ----------
     Total expenses ........................                        367,957
                                                                 ----------
     NET INVESTMENT INCOME .................                         75,417

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 5)
   Net realized gain (loss) on:
       Investments .........................   2,596,592
       Foreign currency transactions .......     (42,261)
                                              ----------
         Net realized gain .................                      2,554,331
   Net change in unrealized
     appreciation on:
     Investments ...........................   1,962,799
     Foreign currency translation of
       other assets and liabilities ........       2,096
                                              ----------
       Net change in unrealized
         appreciation ......................                      1,964,895
                                                                 ----------
         Net realized and
           unrealized gain .................                      4,519,226
                                                                 ----------

INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................                     $4,594,643
                                                                 ==========

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                               ENDED               YEAR ENDED
                                            JUNE 30, 1997         DECEMBER 31,
                                            (UNAUDITED)              1996
                                            ------------          -----------
Net investment income (loss) .............. $     75,417           $ (106,176)

Net realized gain (loss) from
   investment and foreign
   currency transactions ..................    2,554,331             (334,704)

Net change in unrealized
   appreciation of investments and
   foreign currency translations ..........    1,964,895            4,045,291
                                           -------------         ------------
       Increase in net assets
         resulting from
         operations .......................    4,594,643            3,604,411

Distributions to shareholders
   in excess of net investment
   income (Note 1) ........................           --              (14,172)

Increase in net assets from capital
   share transactions (Note 4) ............   17,374,479           11,270,269
                                            ------------         ------------
       Net increase in net assets .........   21,969,122           14,860,508

NET ASSETS:

   Beginning of period ....................   23,796,472            8,935,964
                                            ------------         ------------
   End of period (including
    undistributed net investment
    income of $53,112 and
    distributions in excess of net
    investment income of
    $22,305, respectively.) ...............  $45,765,594         $23,796,472
                                            ============        ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

      Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign exchange contracts outstanding at June 30, 1997.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accounting principles. At December 31, 1996 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

      The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Inc. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1997.

      The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $25,374 which were incurred by the Fund, but paid by LMC.

4. CAPITAL STOCK
      Transactions in capital stock were as follows:

                                                    Six months ended
                                                      June 30, 1997                         Year Ended
                                                      (unaudited)                        December 31, 1996
                                               -----------------------------        ----------------------------

                                                Shares            Amount              Shares           Amount
                                                ------            -------             ------           -------
Shares sold .................................  4,073,274       $ 53,214,053          2,376,604      $ 26,361,583
Shares issued on reinvestment of
  dividends .................................         --                 --              1,043            11,526
                                              ----------       ------------          ---------       -----------
                                               4,073,274         53,214,053          2,377,647        26,373,109
Shares redeemed ............................. (2,789,849)       (35,839,574)        (1,349,951)      (15,102,840)
                                              ----------       ------------          ---------       -----------
Net increase ................................  1,283,425       $ 17,374,479          1,027,696      $ 11,270,269
                                              ==========       ============         ==========      ============

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $35,057,460 and $23,052,871, respectively.

      At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,285,630 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,145,742.

6. INVESTMENT AND CONCENTRATION RISKS

      The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

      In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

7. OPTION CONTRACTS

      Premiums paid when call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premiums paid for the option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      The following call option transactions occurred during the six months ended June 30, 1997:

                                                          Call Options
                                                -------------------------------
                                                                   Number of
                                                  Cost          Shares Optioned
                                                  ----          ---------------
Outstanding at December 31, 1996 ............  $ 206,830            43,000
Options purchased ...........................         --                --
Options closed ..............................   (206,830)          (43,000)
                                               ---------            ------
Outstanding at June 30, 1997 ................  $      --                --
                                               =========            ======

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                    July 3, 1995
                                                                 Six months                         (Commencement
                                                                    ended                                of
                                                                  June 30,         Year ended      operations) to
                                                                    1997          December 31,      December 31,
                                                                 (unaudited)          1996              1995
                                                                 ----------        -----------      -------------
Net asset value, beginning of period ...........................  $  12.24          $  9.76             $10.00
                                                                  --------          -------             ------
Income (loss) from investment operations:
    Net investment income (loss) ...............................      0.03            (0.05)              0.02
    Net realized and unrealized gain (loss) on
        investments and foreign currency transactions ..........      1.91             2.54              (0.24)
                                                                  --------          -------             ------
    Total income (loss) from investment operations .............      1.94             2.49              (0.22)
                                                                  --------          -------             ------
Less distributions:
    Distributions from net investment income ...................        --               --              (0.02)
    Distributions in excess of net investment income
        (temporary book-tax difference) ........................        --            (0.01)                --
                                                                  --------          -------             ------
Net asset value, end of period .................................  $  14.18          $ 12.24             $ 9.76
                                                                  ========          =======             ======
Total return ...................................................     34.54%*          25.50%             (4.39%)*
Ratio to average net assets:
    Expenses, before reimbursement or waivers ..................      2.28%*           2.64%              3.51%*
    Expenses, net of reimbursement or waivers ..................      2.28%*           2.42%              1.75%*
    Net investment income (loss), before
        reimbursement or waivers ...............................      0.47%*          (0.86%)            (1.24)%*
    Net investment income (loss) ...............................      0.47%*          (0.64%)             0.52%*
Portfolio turnover rate ........................................    154.85%*         176.49%             40.22%*
Average commissions paid on equity security
    transactions** ............................................. $   0.005               --                ----
Net assets at end of period (000's omitted) .................... $  45,766          $23,796             $8,936

   * Annualized
  ** The average commission paid on equity security transactions for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commission paid on equity security transactions was calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
CROSBY SMALL CAP ASIA GROWTH FUND, INC.

INVESTMENT ADVISER
-------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
-------------------------------------------------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
c/o Crosby Asset Management (Hong Kong) Limited
32/F Asia Pacific Finance Tower
Citibank Plaza
3 Garden Road, Central
Hong Kong

DISTRIBUTOR
-------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663
================================================================================
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
-------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
================================================================================

-------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
-------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.